                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 XIRCOM, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                    [LOGO]
                  ---------------------------------------------
                    Notice of Annual Meeting of Shareholders
                  ---------------------------------------------

To Our Shareholders:

WHAT:          Our Annual Meeting of Shareholders for Fiscal Year 2000

WHEN:          January 19, 2001 at 10:00 a.m., local time

WHERE:         The Hyatt Westlake Plaza Hotel
               880 South Westlake Boulevard
               Westlake Village, California 91361

WHY:           At this meeting, we plan to:

               1. Elect directors to serve for the coming year and until their successors are elected and qualified.

               2. Approve the adoption of Xircom's 2001 Director Stock Option Plan.

               3. Ratify the appointment of Ernst & Young LLP as independent auditors of Xircom for the fiscal year ending September 30, 2001.

               4. Transact any other business which may be presented at the meeting or any adjournment.

     Only shareholders of record at the close of business on November 27, 2000 will receive notice of the Annual Meeting and be eligible to vote at the meeting.

     All shareholders are encouraged to attend the Annual Meeting. However, if you cannot attend the Annual Meeting in person, please promptly register your votes for the proposals to ensure you are represented at the Annual Meeting.

      Please refer to your Proxy card for various voting methods. Please vote as soon as possible. We have enclosed a postage-prepaid envelope for your convenience if you choose to use the enclosed Proxy card. Please note: If you attend the Annual Meeting, you may still vote in person at the meeting even if you previously returned or voted a Proxy.

                                             By Order of the Board of Directors,

                                             /s/ R. H. Holliday
                                             ----------------------------
Thousand Oaks, California                    Randall H. Holliday
December 11, 2000                            Secretary

================================================================================
                                 XIRCOM, INC.
                          2300 Corporate Center Drive
                            Thousand Oaks, CA 91320
                                (805) 376-9300

                                PROXY STATEMENT
================================================================================

      The Board of Directors of Xircom, Inc., ("Xircom" or first person pronouns), seeks your Proxy for use at our Fiscal Year 2000 ("FY00") Annual Meeting of Shareholders (the "Annual Meeting"). We will hold the meeting per our Notice of Annual Meeting, unless we adjourn to a later date and/or time.

      This Proxy Statement, and our accompanying Notice of Annual Meeting of Shareholders, covers the purposes of the Annual Meeting. We have sent these Proxy solicitation materials on or about December 13, 2000 to all shareholders entitled to vote at the Annual Meeting.

 .     VOTING AND SOLICITATION
      -----------------------

      Shareholders of record as of the close of business on November 27, 2000 (the "Record Date") will receive notice of and may vote at the Annual Meeting. Eligible shareholders may vote using one of the following methods:

 .     On-line via the Internet, if available.
 .     By telephone.
 .     By marking, signing, and returning the Proxy card.

      There were 29,717,551 shares of our common stock issued and outstanding as of the Record Date. The closing sale price on that date was $15.1875. Our common stock ($.001 par value) is traded on the Nasdaq National Market(R) (symbol "XIRC").

      See the section titled "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" on page 16 for information about owners of more than 5% of our outstanding common stock.

      Each share has one vote on all matters, except as noted in Proposal 1- "ELECTION OF DIRECTORS" under "REQUIRED VOTE."

      We have hired D.F. King & Co., Inc., for approximately $4,000, plus out-of-pocket expenses, to help distribute Proxy materials and secure votes. Xircom will pay for this solicitation. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in sending solicitation materials to beneficial owners.

================================================================================
                                 XIRCOM, INC.
                          2300 Corporate Center Drive
                            Thousand Oaks, CA 91320
                                (805) 376-9300

                                PROXY STATEMENT
================================================================================

 .    REVOKING YOUR PROXY
     -------------------

     Any Proxy may be revoked at any time before it is actually voted at the Annual Meeting. Regardless of the method of voting used, you may revoke your Proxy by doing one of the following:

 .    File a written notice of revocation, dated later than the Proxy, before the vote is taken at the Annual Meeting.
 .    Execute a later dated Proxy before the vote is taken at the Annual
     Meeting.
 .    Vote in person at the Annual Meeting (your attendance at the Meeting, by itself, does not revoke your earlier Proxy).
                  ---

     Any written notice of revocation, or later Proxy, should be delivered to Xircom, Inc., 2300 Corporate Center Drive, Thousand Oaks, CA 91320-1420,
Attention: Secretary. Or, you may hand deliver a written revocation notice, or a later Proxy, to our Secretary at the Annual Meeting before we begin voting.

 .    DEADLINE FOR SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING
     --------------------------------------------------------------

     Any shareholder proposals intended to be included in our 2001 Proxy Statement and presented at Xircom's fiscal 2001 Annual Meeting must be received by Xircom no later than August 12, 2001, to be considered for use in the Proxy Statement and form of Proxy for that meeting.

     If we do not receive written notice before October 26, 2001 of a shareholder proposal for our 2001 Annual Meeting, the proxy holders for that meeting may exercise discretionary voting authority if the proposal is raised at that meeting, even though the proposal was not included in the Proxy Materials for the 2001 Annual Meeting.

--------------------------------------------------------------------------------
                                  PROPOSAL 1
                             ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

                 NOMINEES FOR XIRCOM, INC., BOARD OF DIRECTORS

 .    MICHAEL F.G. ASHBY          Director Since 1996                     Age- 51
     ---------------------------------------------------------------------------
     Vice President of Corporate Finance, Data Networking, Cisco Systems, Inc.
     (a manufacturer of network communications systems) 11/99 to date (upon acquisition of Cerent Corporation); Chief Financial Officer, Cerent Corporation (a manufacturer of optical transport systems for public networks) 7/99 to 11/99; Executive Vice President and Chief Financial Officer, Ascend Communications, Inc. (a manufacturer of enterprise networking equipment) 11/97 to 6/99; Vice President and Chief Financial Officer, Pacific Telesis Enterprises/Pacific Bell (a telecommunications company) 9/95 to 10/97; President and Chief Executive Officer, Network Systems Corporation (a manufacturer of network communications devices) 3/95 to 8/95.

 .    KENNETH J. BIBA             Director Since 1991                     Age- 50
     ---------------------------------------------------------------------------
     Managing Director, The Value Group (a technology consulting firm) 6/97 to date; President, HighGain Technologies, Inc. (a technology consulting firm) 11/95 to 5/97; Executive Vice President and General Manager, Wireless Products Division of Xircom 9/93 to 10/95; Executive Vice President, Business Development, Xircom 1/93 to 9/93.

 .    GARY J. BOWEN               Director Since 1995                     Age- 53
     ---------------------------------------------------------------------------
     Chairman, Quantum Bridge Communications (a manufacturer of optical access network equipment) 11/98 to date; Industry consultant 10/96 to 11/98; Executive Vice President, Worldwide Field Operations, Bay Networks, Inc. (a manufacturer of enterprise networking equipment) 10/94 to 10/96.

 .    DIRK I. GATES               Director Since 1988                     Age- 39
     ---------------------------------------------------------------------------
     Chairman of the Board, Xircom 1/95 to date, Chief Executive Officer, Xircom 10/91 to date, and President, Xircom 11/88 to date.

 .    WILLIAM J. SCHROEDER        Director Since 1991                     Age- 56
     ---------------------------------------------------------------------------
     President and Chief Executive Officer, Cyber IQ Systems, Inc. (a supplier of cryptographic processing and Internet traffic management systems) 2/00 to date; Chairman, President, Chief Executive Officer, Diamond Multimedia Systems, Inc. (a supplier of computer multimedia products) 5/94 to 9/99. Member of the Board of Directors, CNF Inc.

 .    ROBERT R. STAPLETON         Director Since 2000                     Age- 42
     ---------------------------------------------------------------------------
     Director, President and Chief Operating Officer, VoiceStream Wireless Corp. (a nationwide cellular carrier) 4/94 to date; President, Western Wireless Corp. (a cellular carrier and predecessor of VoiceStream) 1992 to 1999; Chief Operating Officer, General Cellular Corp. (a cellular carrier) 1989 to 1992.

 .    CARL E. RUSSO               Director Since 1999                     Age- 44
     ---------------------------------------------------------------------------
     Vice President and General Manager, Optical Transport Business Unit, Cisco Systems, Inc. 11/99 to date; Chief Executive Officer and Director, Cerent Corp. 6/98 to 10/99; Executive Vice President and Chief Operating Officer, Xircom 4/95 to 5/98; Senior Vice President and General Manager, Network Systems Corporation 4/94 to 4/95.

 .    DELBERT W. YOCAM            Director Since 1996                     Age- 56
     ---------------------------------------------------------------------------
     Industry consultant 4/99 to date; Chairman and Chief Executive Officer, INPRISE Corporation (a provider of software development products and services) 11/96 to 4/99; Industry consultant 11/94 to 11/96; President, Chief Operating Officer and Director, Tektronix, Inc. (a manufacturer of electronic equipment) 9/92 to 11/94. Member of the Board of Directors, Adobe Systems, Inc.

--------------------------------------------------------------------------------
                                  PROPOSAL 1
                             ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

 .    NOMINEES
     --------

     Directors are to be elected at the Annual Meeting of Shareholders. Unless otherwise instructed by your vote on the Proxy card, the Proxy holders will cast your vote for our eight nominees.

     Our nominees are presented on the preceding page. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" on page 16 for information on the stock ownership of each director candidate, plus information on stock ownership of all current directors and executive officers as a group. There are no family relationships among any of our directors or executive officers.

     Per our Bylaws, our Board may include up to eight directors. We currently have eight Directors. When elected, they will serve until the next Annual Meeting of Shareholders, or until a successor has been elected and qualified. If any nominee is unable or does not want to stand for re-election, proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. We are not aware of any reason why any of our nominees will be unable or will decline to continue to serve as a director.

     If additional persons are nominated for election as directors, the Proxy holders plan to vote all proxies according to the cumulative voting rules. We will use those rules so that the greatest number of allowable votes are cast to provide for election of as many of our nominees as possible. If cumulative voting is used, the Proxy holders allocate votes among specific nominees.

 .    REQUIRED VOTE
     -------------

     Cumulative Voting- Cumulative voting may only be used for candidates who
     -----------------
have been nominated prior to voting. Furthermore, cumulative voting may only be used if at least one shareholder at the meeting gives notice of the shareholder's plan to cumulate votes. Under cumulative voting, you may choose to give a single candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which your shares are entitled. Or, you may distribute your votes on the same principle among as many candidates as you choose. You may not cast votes for more than the total number of directors to be elected.

     Vote Counting- The eight nominees receiving the highest number of Votes
     -------------
Cast will be elected as directors for the coming year. Under California law, "Votes Cast" are the shares of our common stock represented and "voting" at the Annual Meeting. Votes that are withheld from any director will be counted for purposes of determining the presence or absence of a quorum, but will not be counted as an actual vote cast. We will count abstentions only for purposes of determining the presence or absence of a quorum required for the transaction of business at the Annual Meeting. Broker non-votes will also be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

--------------------------------------------------------------------------------
                                  PROPOSAL 1
                             ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

 .    DIRECTOR COMPENSATION
     ---------------------

     We paid fees to each non-employee director for his services during FY00. Fees paid include a quarterly retainer, plus a set amount per meeting attended. Fees paid in FY00 were:

 .    Messrs. Ashby, Yocam and Schroeder: $36,500
 .    Mr. Bowen:  $35,250
 .    Mr. Biba:  $37,750
 .    Mr. Mathews*:  $27,750
 .    Mr. Russo:  $32,750
 .    Mr. Stapleton:  $8,500

* J. Kirk Mathews, director since 1988, resigned effective August 25, 2000.

     We also reimbursed our directors for their reasonable out-of-pocket expenses incurred in connection with attending board and committee meetings.

     Under Xircom's 1992 Director Stock Option Plan, when a new non-employee director joins our Board, the director receives an option to purchase a total of 40,000 shares of common stock. These grants have an exercise price equal to the fair market value as of the date of the grant. These "new director" options vest cumulatively as to 10,000 shares each year for four years after the date of grant, based on continued service on the Board. Mr. Stapleton received such an option grant on August 25, 2000 at an exercise price of $32.06 per share.

     On July 1 of each year, each non-employee director who has served on the board for at least six (6) months as of the date of the grant, is automatically granted an option to purchase 10,000 shares of common stock. These annual options vest in full four years after the date of the grant and are granted at an exercise price equal to the fair market value as of the date of the grant. Messrs. Ashby, Biba, Bowen, Mathews, Russo, Schroeder and Yocam each received an annual grant on July 3, 2000, at an exercise price of $48.56 per share.

 .    FISCAL YEAR 2000 MEETINGS
     -------------------------

 .    Board of Directors: 11 (6 by phone)
 .    Audit Committee:  5
 .    Compensation Committee: 2

     We do not have a standing nominating committee.

     During FY00, all of the directors nominated for election attended at least 75% of the meetings of the Board of Directors. Mr. Stapleton attended all meetings of the Board of Directors in FY00 following his election to the Board on August 25, 2000. During FY00, members of the Committees of the Board attended at least 75% of the committee meetings.

 .    COMMITTEE MEMBERSHIPS
     ---------------------

     Directors Ashby, Bowen, Schroeder, Stapleton and Yocam serve on the Audit and the Compensation Committees.

 .    COMMITTEE RESPONSIBILITIES
     --------------------------

     Audit Committee
     ---------------

 .    Recommends engagement of Xircom's independent auditors.
 .    Reviews and oversees the services performed by Xircom's independent auditors.
 .    Reviews and evaluates Xircom's accounting principles and its system of internal accounting controls.

     Compensation Committee
     ----------------------

 .    Makes recommendations to the Board of Directors regarding Xircom's executive compensation policies.
 .    Administers Xircom's 2000 Stock Option Plan.
 .    Administers Xircom's 1994 Employee Stock Purchase Plan.
 .    Oversees administration of Xircom's nonstatutory stock option plans by a committee of Management.

                    ======================================
                                RECOMMENDATION
                    ======================================

          The Board of Directors recommends a vote FOR our nominees.

--------------------------------------------------------------------------------
                                  PROPOSAL 2
            APPROVAL OF ADOPTION OF 2001 DIRECTOR STOCK OPTION PLAN
--------------------------------------------------------------------------------

 .    PROPOSAL OVERVIEW
     -----------------

     On October 20, 2000, our Board of Directors adopted the 2001 Director Stock Option Plan (the "2001 Director Plan") and reserved, therefore, a total of:

 .    all shares which have been reserved but unissued under the 1992 Director
     Stock Option Plan (the "1992 Director Plan") as of the date of shareholder approval of this Plan;

 .    any shares returned to the 1992 Plan after the date of shareholder approval of this Plan as a result of the termination of options under the 1992 Plan;

 .    no additional shares have been reserved for the 2001 Director Plan beyond those shares currently reserved under the 1992 Director Plan, as amended.

     As of the Record Date, no options or rights to purchase stock have been granted pursuant to the 2001 Director Plan. We will not issue or award any options or rights to purchase stock prior to shareholder approval of the Plan.

     As explained in Proposal 1, Xircom's 1992 Director Plan provides for the grant of nonstatutory options to our non-employee directors. The 1992 Director Plan will expire on December 31, 2002.

     The proposed 2001 Director Plan will continue the Company's practice of issuing stock options to its directors using the same standards as the 1992 Director Plan using only shares previously reserved for issuance under the 1992 Director Plan. No new shares will be reserved. Under the 2001 Director Plan, non-employee directors will continue to receive an option to purchase a total of 40,000 shares of common stock upon first joining the Board of Directors. 10,000 shares under these options vest cumulatively each year for four years after the date of grant, based on continued service on the board.

     In addition, each year on July 1, each non-employee director who has served on the board for at least six months as of the date of grant will be automatically granted under the plan an option to purchase 10,000 shares of common stock (the "Annual Grant"). Each Annual Grant vests in full four years after the date of grant. All options are granted at an exercise price equal to fair market value as of the date of grant.

     Related Stock Option Plans
     --------------------------

     As of September 30, 2000, 1,922,029 shares were reserved under Xircom's 2000 Stock Option Plan, with 488,148 shares subject to outstanding options and 1,433,552 shares available for future grants; 6,249,857 shares were reserved under Xircom's 1995 Stock Option Plan, with 3,128,885 shares subject to outstanding options and 2,612,420 shares available for future grants; 250,000 shares were reserved under Xircom's Patent Award Stock Option Plan, with 166,960 shares subject to outstanding options and 71,771 shares available for future grants; 76,914 shares were reserved under the Entrega Stock Option Plan, with 8,718 shares subject to outstanding options and 13,713 shares available for future grants. The Entrega Stock Option Plan was assumed by Xircom as part of its merger with Entrega Technologies, Inc., which merger became effective on October 1, 1999. The reserved shares noted above for the Entrega Stock Option Plan are shares of our common stock, converted from shares of Entrega Technologies, Inc. pursuant to the applicable agreement and plan of merger.

--------------------------------------------------------------------------------
                                  PROPOSAL 2
            APPROVAL OF ADOPTION OF 2001 DIRECTOR STOCK OPTION PLAN
--------------------------------------------------------------------------------

 .    SUMMARY AND DESCRIPTION OF THE 2001 DIRECTOR STOCK OPTION PLAN
     --------------------------------------------------------------

     General - The Company's 2001 Director Plan provides for the grant of
     -------
nonstatutory stock options to non-employee directors of the Company. An aggregate of 215,000 shares have been authorized for issuance under the 2001 Director Plan. These shares have been previously authorized under the 1992 Director Plan. The Board of Directors will administer the 2001 Director Plan.

     Administration - Under the 2001 Director Plan, each new non-employee
     --------------
director who joins the Board will automatically be granted a nonstatutory option to purchase 40,000 shares of Common stock on the date upon which such person first becomes a director. Each such one-time grant will vest cumulatively as to 10,000 shares each year for four years after the date of grant, based on continued service as a director. In addition, on July 1 of each year commencing July 1, 2001, each non-employee director who has served as a non-employee director for at least six months as of the date of grant will automatically receive a nonstatutory option to purchase 10,000 shares of the Company's common stock. Each such annual option will vest in its entirety four years after the date of grant, based on continued service as a director. The exercise price of each option granted under the 2001 Director Plan will be equal to the fair market value of the common stock on the date of grant.

     Term Of Options - Options granted under the 2001 Director Plan will
     ---------------
generally have a term of ten years, unless terminated sooner upon termination of the optionee's status as a director or otherwise pursuant to the 2001 Director Plan.

     Options Not Transferable - Options will not be transferable by the optionee
     ------------------------
other than by will or the laws of decent or distribution or pursuant to a qualified domestic relations order, and each option is exercisable during the lifetime of the director only by such director or a permitted transferee.

     Merger or Consolidation - In the event of a merger of the Company with or
     -----------------------
into another corporation or a consolidation, acquisition of assets or like transaction involving the Company, each option may be assumed or an equivalent option substituted by the successor corporation. If the successor corporation chooses not to assume the options under the 2001 Director Plan, or if the Board of Directors determines that the options should not continue to be outstanding, then the options become null and void upon consummation of the merger or transaction; provided that the optionee must be given notice of the transaction and have 30 days from the date such notice is sent to exercise all unexpired options, and, if as a result of the transaction the Company is not the surviving entity, the optionee may exercise all options not otherwise exercisable. The option exercise price may be paid in cash, promissory note, or shares of the Company's common stock, or may be paid through a broker-dealer sale and remittance procedure which will allow the optionee to exercise the option and sell the purchased shares on the same day, with the sale proceeds used to satisfy the option price payable for the purchased shares.

     Amendment and Termination of the Plan - Unless terminated sooner, the
     -------------------------------------
Director Plan will terminate on December 31, 2011. The board has the authority to amend or terminate the 2001 Director Plan, provided that no such action may affect any outstanding option without the consent of the holder.

     Other Provisions - A particular option agreement may contain other terms,
     ----------------
provisions and conditions not inconsistent with the 2001 Director Plan as may be determined by the administrator. There are currently no options outstanding under the 2001 Director Plan.

--------------------------------------------------------------------------------
                                  PROPOSAL 2
            APPROVAL OF ADOPTION OF 2001 DIRECTOR STOCK OPTION PLAN
--------------------------------------------------------------------------------

     Federal Income Tax Consequences - An optionee does not recognize any
     -------------------------------
taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the fair market value of the shares over the exercise price at the time the options are exercised. Unless limited by Section 162(m) of the Internal Revenue Code, Xircom is entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee. When the optionee disposes of such shares, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided herein, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 per year against other income.

NOTE: Our discussion of tax information is not a complete summary of the effect of federal income taxation upon holders of options or upon Xircom. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an option holder lives.

 .    REQUIRED VOTE
     -------------

     Under California law, we need a "For" vote by the holders of a majority of the Votes Cast. For this purpose, "Votes Cast" means the number of shares of Xircom's Common Stock outstanding and represented and entitled to vote at the Annual Meeting. The "For" votes must represent a majority of the shares represented and voting at the Annual Meeting, assuming a quorum is present. The requisite quorum is a majority of the shares outstanding on the Record Date. Votes that are cast against the proposal and abstentions will each be counted for the purposes of determining (i) the presence or absence of quorum and (ii) the total number of Votes Cast with respect to the proposal. In essence, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for the purposes of determining the presence or absence of a quorum, but will not be counted for purposes of determining the number of Votes Cast.


                    ======================================
                                RECOMMENDATION
                    ======================================

 The Board of Directors has unanimously approved adoption of the 2001 Director
       Plan and recommends that the shareholders vote FOR this proposal.

--------------------------------------------------------------------------------
                                  PROPOSAL 3
                    RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors, following the recommendation of the Audit Committee, has appointed Ernst & Young LLP, independent auditors, to audit Xircom's consolidated financial statements for the fiscal year ending September 30, 2001. This appointment is being presented to the shareholders for ratification at the meeting. If the appointment is not ratified; the Board of Directors will reconsider its selection.

      Ernst & Young LLP has audited Xircom's consolidated financial statements since the fiscal period ended September 30, 1989.

      Representatives of Ernst & Young LLP are expected to be present at the meeting. They will have the opportunity to address the audience at the meeting, and will be available to answer appropriate questions from shareholders.

 .    REQUIRED VOTE
     -------------

     The approval of the Plan requires the affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting. "Votes Cast" will be counted as per the procedures noted in Proposal 2 under the heading "REQUIRED VOTE."


                    ======================================
                                RECOMMENDATION
                    ======================================

 The Board of Directors recommends that shareholders vote FOR ratification of
              Ernst & Young LLP as Xircom's independent auditors.

--------------------------------------------------------------------------------
                         EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------


                          SUMMARY COMPENSATION TABLE

          This table reflects compensation paid for services in all capacities during fiscal year 2000 ("FY00"), as well as the total compensation paid to each individual for Xircom's previous two fiscal years for the following individuals ("Top 5 Compensated Officers"):

     .    Our Chief Executive Officer ("CEO").
     . Each of our four other most highly compensated executive officers other than the CEO who served as executive officers of Xircom as of September 30, 2000 and whose salary plus bonus exceeded $100,000.

------------------------------------------------------------------------------------------------------------------------------------
                                                         Annual                      Long-Term                All Other
              Officers                                Compensation               Compensation /(1)/       Compensation /(2)/
------------------------------------------------------------------------------------------------------------------------------------
       Name, Age and Position           Year      Salary         Bonus           Options (Shares)
------------------------------------------------------------------------------------------------------------------------------------
  Dirk I. Gates, 39                     2000     $480,000      $650,400              150,000                   $  3,449
  Chairman, President                   1999     $400,000      $591,200              250,000                   $  3,213
  and Chief Executive Officer           1998     $350,000      $301,350               87,500                   $  3,914
------------------------------------------------------------------------------------------------------------------------------------
  Marc M. Devis, 41 /(3)/               2000     $332,344      $363,637               50,000                   $ 42,055
  Sr. VP, Worldwide Sales and Regional  1999     $297,269      $354,334              200,000                   $ 44,742
  Marketing                             1998     $256,521      $199,062               50,000                   $ 40,427
------------------------------------------------------------------------------------------------------------------------------------
  Robert W. Bass, 54                    2000     $225,000      $228,656               50,000                   $  1,588
  Sr. VP, Worldwide Operations and      1999     $200,000      $258,650              150,000                   $  1,427
  General Manager, Access Products      1998     $187,000      $105,005               50,000                   $ 17,506/(4)/
  Division
------------------------------------------------------------------------------------------------------------------------------------
  Steven F. DeGennaro, 37               2000     $250,000      $254,063               50,000                   $  3,400
  Sr. VP and Chief                      1999     $200,000      $308,650              150,000                   $  4,367
  Financial Officer                     1998     $175,000      $129,150               80,000                   $  4,061
------------------------------------------------------------------------------------------------------------------------------------
  Randall H. Holliday, 51               2000     $200,000      $176,150               20,000                   $  3,200
  Secretary and General Counsel         1999     $150,000      $196,275               75,000                   $  3,794
                                        1998     $140,000      $ 86,100               20,000                   $  3,832
------------------------------------------------------------------------------------------------------------------------------------

     (1)  Xircom has not granted any SARs to any of the Top 5 Compensated
          Officers.
     (2) Amounts include Xircom matching contributions to our 401(k) Plan, if any.
     (3) Mr. Devis, resident in Belgium, is provided the use of a company-paid car. The value of the personal use of the car is less than $10,000 per year. Other compensation includes amounts payable as special allowances under Belgian law.
     (4) Includes $14,717 imputed income arising from forgiveness of interest accrued on loan repaid in prior fiscal year.

--------------------------------------------------------------------------------
                         EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

                        STOCK OPTION GRANTS AND EXERCISES
                         FOR TOP 5 COMPENSATED OFFICERS

      STOCK OPTION GRANTS IN FISCAL YEAR ENDED SEPTEMBER 30, 2000 (FY00)
      ------------------------------------------------------------------

      This table shows grants made in FY00, and hypothetical gains for the options at the end of their respective seven (7) year terms. We have arbitrarily assumed annualized growth rates of the market price of our common stock over the exercise price of the option of five percent (5%) and ten percent (10%), running from the date the option was granted to the end of the option term. Actual gains, if any, on option exercises depend on the future performance of Xircom's common stock and overall market conditions.

------------------------------------------------------------------------------------------------------------------------------
                                                      INDIVIDUAL GRANTS/(1)/
------------------------------------------------------------------------------------------------------------------------------
                                            Percent of Total    Exercise or                     Potential Realizable Value at
                          Option Shares    Options Granted to   Base Price                      Assumed Annual Rates of Stock
                            Granted(#)        Employees in       ($/share)     Expiration            Price Appreciation
          Officer                              Fiscal Year                        Date                 for Option Term
                                                                                                   5%($)             10%($)
------------------------------------------------------------------------------------------------------------------------------
Dirk I. Gates               100,000               3.81%          $  33.75       04/24/07       $ 1,373,964        $  3,201,920
                             50,000               1.90%          $  43.50       10/01/06       $   885,443        $  2,063,460
------------------------------------------------------------------------------------------------------------------------------
Marc M. Devis                50,000               1.90%          $  33.75       04/24/07       $   686,982        $  1,600,960
------------------------------------------------------------------------------------------------------------------------------
Robert W. Bass               50,000               1.90%          $  33.75       04/24/07       $   686,982        $  1,600,960
------------------------------------------------------------------------------------------------------------------------------
Steven F. DeGennaro          50,000               1.90%          $  33.75       04/24/07       $   686,982        $  1,600,960
------------------------------------------------------------------------------------------------------------------------------
Randall H. Holliday          20,000               0.76%          $  33.75       04/24/07       $   274,793        $    640,384
------------------------------------------------------------------------------------------------------------------------------

     (1) Xircom did not grant any SARs in FY00 to any of the Top 5 Compensated Officers.


         AGGREGATE OPTION EXERCISES IN FY00 AND YEAR-END OPTION VALUES
         -------------------------------------------------------------

     This table shows all stock options exercised by the Top 5 Compensated Officers for FY00. The "Value Realized" column reflects the difference between the market value of the underlying securities at the actual exercise date and the exercise price of the options. The "Value of unexercised in-the-money options at 2000 year-end" column reflects the difference between the market value and the exercise price of in-the-money options at the end of FY00.

--------------------------------------------------------------------------------------------------------------------------------
                             Shares                        Number of unexercised options     Value of unexercised in-the-money
                          acquired on         Value              at 2000 year-end               options at 2000 year-end/(1)/
      Officer             exercise(#)      Realized($)       Exercisable/Unexercisable          Exercisable/Unexercisable
--------------------------------------------------------------------------------------------------------------------------------
Dirk I. Gates                  --              --             266,663         345,837           $2,863,022         $1,256,466
--------------------------------------------------------------------------------------------------------------------------------
Marc M. Devis                69,168       $1,767,512           78,125         222,920           $  391,809         $1,089,543
--------------------------------------------------------------------------------------------------------------------------------
Robert W. Bass               25,000       $  695,071          105,288         172,712           $  892,017         $  712,363
--------------------------------------------------------------------------------------------------------------------------------
Steven F. DeGennaro          13,770       $  294,771          128,541         174,377           $1,172,678         $  749,024
--------------------------------------------------------------------------------------------------------------------------------
Randall H. Holliday          10,242       $  299,029           74,441          78,442           $  684,245         $  319,531
--------------------------------------------------------------------------------------------------------------------------------

     (1) Total value of vested and unvested options based on the market value of Xircom's common stock on September 29, 2000 ($25.25 per share).

--------------------------------------------------------------------------------
                        EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

               EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT,
            CHANGE-IN-CONTROL ARRANGEMENTS AND CERTAIN TRANSACTIONS

     From time to time, we have entered into letter employment agreements with certain of our officers. Such agreements set the officer's base salary and state that options to purchase Xircom's common stock will be granted to the officer.

     We have entered into indemnification agreements with each of our directors and officers. Such agreements require us to indemnify such individuals to the fullest extent permitted by law.

     Effective October 1, 2000, we renewed the Change in Control Agreements (the "CIC Agreement(s)"), with each Named Executive Officer other than our Chief Executive Officer. Each CIC Agreement renews automatically on an annual basis effective October 1, unless terminated by our written notice. The CIC Agreement provides that in the event of a "Change in Control," each executive automatically receives acceleration of twelve (12) months of vesting under the then existing stock options. In addition, if an executive's employment is involuntarily terminated within two years following a Change in Control, or the executive voluntarily terminates employment after a Change in Control, and for "Good Reason," the executive is entitled to certain severance payments and entitlements.

     A Change in Control is generally defined to be (1) an acquisition by a third party of greater than fifty percent (50%) of the voting power of Xircom, or (2) a merger, sale of assets, or comparable transaction, which results in a Board of Directors in which the directors who were members of the board prior to the event represent less than a majority of the Board of Directors following the event. "Good Reason" is generally defined as a substantial alteration or reduction in duties and responsibilities, a reduction in salary or bonus eligibility affecting the executive individually (as opposed to across the board reductions impacting all executives equally), reassignment to a different geographic location, or refusal of the successor entity to assume the CIC Agreement.

     The severance payments and entitlements made to an executive under the CIC Agreement include continued payment of base salary, bonuses and benefits, and acceleration of vesting under then existing stock option grants. Payments and entitlements run for a period of one (1) year if termination of employment or resignation for Good Reason occurs within twelve (12) months after the Change in Control, or for a period of six (6) months, if termination of employment or resignation for Good Reason occurs within the thirteenth to twenty-fourth (13/th/ - 24/th/) month after the Change in Control.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires our executive officers and directors to file reports of holdings and transactions in our shares with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Executive Officers, directors and greater-than-ten-percent shareholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of such forms we received, or written representations from certain reporting persons, we believe that during the period from October 1, 1999 to September 30, 2000, one delayed Form 4 filing was made by J. Kirk Mathews, involving two transactions on the part of Mr. Mathews. This untimely transaction was inadvertent and the report has since been filed. Other than this delayed filing, the Company believes that its executive officers, directors and ten percent shareholders were in compliance with all filing requirements.

--------------------------------------------------------------------------------
                        EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Our Compensation Committee establishes Xircom's executive compensation policies at the beginning of each fiscal year. The committee approves the base salary levels and target incentive plans for our executive officers. The committee also evaluates the performance of our Chief Executive Officer against our overall objectives, and administers our 2000 Stock Option Plan and our 1994 Employee Stock Purchase Plan. Our President and Chief Executive Officer, and our Vice President, Worldwide Human Resources, provide executive officer background and independent salary survey information from third-party providers for the committee's use.

     Our executive compensation policies support two major objectives:

 .    Ensure that the total compensation earned by our executive officers is closely aligned with and dependent upon our continued favorable financial performance.

 .    Enable us to attract and retain, through a competitive compensation structure, those key executives critical to our long-term success.

     To ensure that our first objective is met, the committee's executive compensation program provides that a significant portion of each officer's total potential annual compensation comes from incentive bonus compensation. This bonus compensation may only be earned if we achieve certain targeted financial objectives set by the committee at the beginning of the fiscal year. On occasion, we may also pay special discretionary project-based bonuses related to extraordinary efforts or achievements on the part of a particular executive officer. In addition, significant potential remuneration is tied to Xircom's stock price performance, through the ongoing grant of stock options to key executive officers.

     Our second executive compensation objective is addressed by setting compensation levels based on several factors:

 .    The salaries and total compensation of executive officers in similar positions with comparable companies in our industry.

 .    Our financial performance during the past year.

 .    Each officer's performance is evaluated against objectives related to his areas of responsibility.

     In essence, the committee ensures that there is a consistent, direct and reasonable relationship between total executive compensation and the value of work performed toward maximizing shareholder value.

     Mr. Dirk Gates, our Chief Executive Officer, is a founder of Xircom and as such, owned 495,802 shares of Common stock as of September 30, 2000. This substantial equity interest further ensures that increasing shareholder value is a key element of the total earnings of Mr. Gates.

     For FY00, Xircom's Chief Executive Officer was eligible under the bonus plan for incentive bonuses, at specified targets, of up to 100% of salary based on achievement of specific quarterly financial goals (100% bonus at target). The other executive officers also were eligible for bonus incentives at specified targets ranging up to 65% or 75% of base salary based on quarterly financial goals. For those officers with sales responsibilities, specific sales volume incentives were also established for bonus calculations. Our bonus plans and our administration of same also provided for higher percentages if targeted goals were exceeded.

--------------------------------------------------------------------------------
                        EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

     Under the plans for FY00, bonuses were calculated and paid quarterly based upon certain quarterly performance measurements. Initial consideration was given to our actual quarterly operating income percentage. If operating income was at or below the percentage established by the committee, the operating income percentage formed the basis for our calculation of bonus income. If operating income exceeded the designated threshold percentage, we then gave consideration to the applicable quarter over quarter growth (as a percentage) of unit sales out. Under those circumstances, the bonus compensation payable would be the greater of the bonus amount calculated by using (a) the actual operating income percentage, or (b) the actual sales out unit growth percentage. In essence, the philosophy behind the FY00 bonus plan was to run the company to achieve targeted operating income, and then seek to increase our market share. Given the calculation methods adopted by the committee, the bonus plans did not have any minimum performance thresholds for bonus eligibility other than positive numbers for the measurement criteria.

     Based on our financial performance as compared to the applicable financial incentive objectives for FY00, the Chief Executive Officer received bonuses for FY00 totaling 136% of base salary (for a total bonus of $650,400). The other executive officers received bonuses ranging from 88% to 109% of base salary earned during the fiscal year.

     For fiscal year 2001 ("FY01"), the Chief Executive Officer bonus plan again provides for a bonus based on achievement of specific financial objectives. The total bonus available under the Chief Executive Officer plan is up to 120% of base salary based on achievement of targeted goals.

     The bonus plan for other executive officers provides for bonuses up to a range of 70% to 80% based on achievement of specified financial and (as applicable) sales goals. The plans provide for higher percentages if targeted goals are exceeded. The bonus plans for FY01 will be based upon the combination and comparison of quarterly operating income percentages and quarter on quarter revenue growth rather than sales out unit growth as was used for the FY00 bonus plans.

     The committee also considers granting stock options to an executive officer based on a number of factors, including an officer's responsibilities and relative position in the company, any changes in an officer's responsibility and position, special projects within the officer's area of responsibility, and the officer's equity interest in Xircom in the form of stock and options held by such individual. Options are granted at the current market price of our common stock on the date of the grant. During FY00, Mr. Gates received option grants on October 1, 1999 for 50,000 shares and on April 24, 2000 for 100,000 shares. During FY00, options for 170,000 shares were granted to the remaining Top 5 Compensated Officers as a group.

     No Compensation Committee member is a former or current officer, or employee of Xircom or any of its subsidiaries.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of our Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.


                            COMPENSATION COMMITTEE

Michael F.G. Ashby, Gary J. Bowen, William J. Schroeder, Robert R. Stapleton
============================================================================
and Delbert W. Yocam
====================

--------------------------------------------------------------------------------
        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

     The following table presents certain information about beneficial ownership of Xircom's common stock as of November 1, 2000, by each person (or group of affiliated persons) who is known by Xircom to own beneficially more than 5% of Xircom's common stock, each director, each executive officer named in the Executive Officer Compensation table, and all directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

     Name and Address                                             Number of shares/(1)/          Percent of Total
     ----------------                                             ---------------------          ----------------
     Intel Corporation                                                   1,868,530                     6.3%
     2200 Mission College Boulevard
     Santa Clara, California 95052

     Dirk I. Gates/(2)/                                                    803,456                     2.7%

     Steven F. DeGennaro                                                   167,021                       *

     Robert W. Bass                                                        123,690                       *

     Marc M. Devis                                                         103,126                       *

     Randall H. Holliday                                                    89,002                       *

     Michael F.G. Ashby                                                     35,000                       *

     Kenneth J. Biba                                                        30,200                       *

     William J. Schroeder/(3)/                                              25,000                       *

     Carl E. Russo                                                          13,727                       *

     Gary J. Bowen                                                           7,500                       *

     Delbert W. Yocam                                                        7,500                       *

     Robert R. Stapleton                                                         0                       *

     J. Kirk Mathews                                                       100,052                       *

     All current directors and executive officers
     as a group (13 persons)                                             1,505,274                     4.9%

________________________________________________________________________________
* Less than 1%

(1) Includes options to exercise shares of Common stock held by the following individuals, and all executive officers and directors as a group, that were exercisable on, or within 60 days after, November 1, 2000, as follows: Mr. Ashby, 30,000; Mr. Bass, 121,227; Mr. Biba, 30,000; Mr. Bowen, 7,500; Mr.
    DeGennaro, 144,792; Mr. Devis, 103,126; Mr. Holliday, 82,255; Mr. Mathews, 7,500; Mr. Russo, 10,000; Mr. Schroeder, 5,000; Mr. Yocam, 7,500; and all executive officers and directors as a group, 855,929.
(2) Includes 496,427 shares held by the Dirk I. Gates Trust dated October 4, 1994 of which Mr. Gates is Trustee and 307,029 shares subject to outstanding options held by Mr. Gates that were exercisable as of November 1, 2000 or within 60 days of such date.
(3) Mr. Schroeder's shares are held in the name of William J. Schroeder and Marilee J. Schroeder Revocable Trust.

--------------------------------------------------------------------------------
                            STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The following graph compares the change in Xircom's cumulative total shareholder return on its common stock with the Standard and Poor's 500 Stock Index and the Hambrecht & Quist High Growth Index for the five-year period commencing September 30, 1995, and ending September 30, 2000.

                              Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,     Sept. 30,
                              ---------      ---------      ---------      ---------      ---------     ---------
                                1995           1996           1997           1998           1999          2000
                                ----           ----           ----           ----           ----          ----
Xircom                          $100           $118           $ 90           $178           $310          $184
S&P 500                         $100           $120           $169           $184           $236          $267
Chase H&Q Growth                $100           $120           $126           $112           $254          $469


                                    [GRAPH]



Note: Xircom's return is calculated based on the assumption that $100 was invested on September 30, 1995 at $13.75 per share.

                                 OTHER MATTERS
                                 -------------

     The Board of Directors knows of no other matters that have been submitted on a timely basis for voting at this Annual Meeting. If any other matters come before the shareholders at this Annual Meeting, the persons named on the enclosed Proxy card intend to vote the shares they represent as the Board of Directors may recommend.

                                 By Order of the Board of Directors,


                                 /s/ R. Holliday

Thousand Oaks, California        Randall H. Holliday
December 11, 2000                Secretary

                                 DETACH HERE

                                     PROXY

                                 XIRCOM, INC.

         PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - JANUARY 19, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Xircom, Inc. designates and appoints DIRK I. GATES and STEVEN F. DeGENNARO, and each of them, proxies and attorneys-in-fact of the undersigned, each with full power of substitution, to vote all the shares of Common Stock of Xircom, Inc. standing in the name of the undersigned at the Annual Meeting of Shareholders of Xircom, Inc. to be held at the Hyatt Westlake Plaza Hotel, located at 880 S. Westlake Boulevard, Westlake Village, California, on January 19, 2001 at 10:00 a.m., local time, and at any adjournment(s) or postponement(s) thereof.

Unless a contrary direction is indicated, this Proxy will be voted FOR all nominees listed in Proposal 1, FOR Proposals 2, and 3 and in accordance with the judgment of the proxies as to the best interests of the Company upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

                   SEE REVERSE SIDE FOR VOTING ALTERNATIVES
-------------                                                     -------------
 SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
    SIDE                                                              SIDE
-------------                                                     -------------

XIRCOM, INC.

C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398


     ------------------                                      -----------------
      Vote by Telephone                                       Vote by Internet
     ------------------                                      -----------------

     It's fast, convenient, and immediate!                   It's fast, convenient, and your vote is immediately
     Call Toll-Free on a Touch-Tone Phone                    confirmed and posted.
     1-877-PRX-VOTE (1-877-779-8683).

     ---------------------------------------------------     ---------------------------------------------------
     Follow these four easy steps:                           Follow these four easy steps:

      1.  Read the accompanying Proxy                         1.  Read the accompanying Proxy
          Statement/Prospectus and Proxy Card.                    Statement/Prospectus and Proxy Card.

      2.  Call the toll-free number                           2.  Go to the Website
          1-877-PRX-VOTE (1-877-779-8683).                        http://www.eproxyvote.com/xirc

      3.  Enter your 14-digit Voter Control Number            3.  Enter your 14-digit Voter Control Number
          located on your Proxy Card above your name.             located on your Proxy Card above your name.

      4.  Follow the recorded instructions.                   4.  Follow the instructions provided.
     ---------------------------------------------------     ---------------------------------------------------
     Your vote is important!                                 Your vote is important!
     Call 1-877-PRX-VOTE anytime!                            Go to http://www.eproxyvote.com/xirc anytime!
     Do not return your Proxy Card if you are voting by Telephone or Internet





                                                     DETACH HERE

    Please mark
[X] votes as in
    this example.


     1.   To elect directors to serve for the coming year                                                    FOR  AGAINST  ABSTAIN
          and until their successors are elected and duly     2.  To approve the adoption of Xircom's 2001
          qualified.                                              Director Stock Option Plan.                 [_]    [_]      [_]

          Nominees: (01) Michael F.G. Ashby, (02) Kenneth
          J. Biba, (03) Gary J. Bowen, (04) Dirk I. Gates,
          (05) Carl E. Russo, (06) William J. Schroeder,
          (07) Robert R. Stapleton and (08) Delbert W.
          Yocam                                               3.  To ratify the appointment of Ernst & Young
                                                                  LLP as independent auditors of Xircom for
                        FOR    WITHHELD                           the fiscal year ending September 30, 2001.  [_]    [_]      [_]

                        [_]      [_]
                                                              4.  To transact any other business which may be presented at the meeting or any adjournment.

          [_] ________________________________________
          For all nominees except those indicated on
          the line above.
                                                                  MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT               [_]

                                                                  MARK HERE IF YOU PLAN TO ATTEND THE MEETING                 [_]


                                                                  The proxies are authorized to accumulate votes on such other business as is properly brought before the Annual Meeting for action in accordance with their judgment as to the best interests of the Company.

                                                                  Please sign exactly as name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should insert their titles.

Signature: __________________________________________ Date: ____________ Signature: ______________________________ Date: ___________
